UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2006

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Section 303A.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual requires NYSE-listed companies to disclose in its annual proxy statements a method for communicating directly with the presiding non-management director or the non-management directors as a group. In its proxy statement for the 2006 annual meeting of stockholders, the Registrant disclosed that its process for communicating with the Board of Directors was posted on the Registrant’s website, instead of disclosing the process in the proxy statement.

The Registrant hereby confirms the process for communicating with the Board of Directors:

You can contact any of our Directors by mail in care of the Office of the Corporate Secretary, Harrah’s Entertainment, Inc., PO Box 98905, Las Vegas, Nevada 89193. All mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, or bulk mailings, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting.

Mail addressed to a particular Director will be forwarded or delivered to that particular Director. The Board of Directors has designated Robert G. Miller to preside at all meetings of non-management Directors. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to Mr. Miller. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

By specifically stating the procedure that the Registrant has in place for communicating with non-management directors in this Current Report on Form 8-K, the NYSE has informed the Registrant that it has cured this disclosure deficiency.

Additionally, on October 19, 2006, the Registrant issued a press release announcing that its Board of Directors had declared a cash dividend of $.40 per share for every issued and outstanding share of common stock, to be paid on November 22, 2006, to stockholders of record at the close of business on November 8, 2006.  The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated October 19, 2006, of the Registrant related to the issuance of the quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: October 20, 2006	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Document Description

99.1	Text of press release, dated October 19, 2006, of the Registrant related to the issuance of the quarterly dividend.